Acquisition (Tables)	3 Months Ended
Jun. 30, 2017
Business Combinations [Abstract]
Summary of Estimated Fair Value of Assets Acquired and Liabilities Assumed

The following table summarizes the estimated fair value of assets acquired and liabilities assumed:

Fair value of assets acquired and liabilities assumed:
Prepaid expenses	$65
Accounts receivable	196
Intangible assets	1,654
Goodwill	5,142
Total assets acquired	7,057
Deferred revenue	(796)
Accrued liabilities	(77)
Total fair value of assets acquired and liabilities assumed	$6,184

Summary of Pro Forma Financial Information (unaudited)

Three months ended
June 30, 2016
Revenue	$41,826
Net loss	(897)

Basic and diluted net loss per share	$(0.02)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,287